================================================================================

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): April 18, 2002
                                                         (April 17, 2002)


                           AMBAC FINANCIAL GROUP, INC.
             (Exact name of Registrant as specified in its charter)





        Delaware                       1-10777             13-3621676
(State of incorporation)      (Commission file number)     (I.R.S. employer
                                                           identification no.)


One State Street Plaza                                     10004
New York, New York                                         (Zip code)
(Address of principal executive offices)




                                 (212) 668-0340
              (Registrant's telephone number, including area code)

                               Page 1 of 16 Pages

================================================================================

Item 5.   Other Events

     On April 17, 2002, Ambac Financial Group, Inc. (the "Registrant") issued a press release containing unaudited interim financial information and accompanying discussion for the 2002 first quarter earnings. Exhibit 99.02 is a copy of such press release and is incorporated by reference.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

          (c)  Exhibits.

               Exhibit Number                         Item
               --------------                         ----

                    99.02 Unaudited interim financial statements and accompanying discussion for the three months ended March 31, 2002 contained in the press release issued by the Registrant on April 17, 2002.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                Ambac Financial Group, Inc.
                                                (Registrant)



Dated: April 18, 2002               By:         /s/ Frank J. Bivona
                                                --------------------------------
                                                      Frank J. Bivona
                                                      Vice Chairman and
                                                      Chief Financial Officer

                                INDEX TO EXHIBITS
                                -----------------

Exhibit
-------
Number            Description of Exhibit
------            ----------------------

 99.02 Unaudited interim financial statements and accompanying discussion for the three months ended March 31, 2002 contained in the press release issued by the Registrant on April 17, 2002.